SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                         August 4, 1998 (August 4, 1998)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)


          Delaware                        1-10308                     06-0918165
 (State or other jurisdiction       (Commission File No.)       (I.R.S. Employer
of incorporation or organization)                         Identification Number)

        6 Sylvan Way
   Parsippany, New Jersey                                                  07054
(Address of principal executive office)                               (Zip Code)





                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)










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Item 5.   Other

On August 4, 1998, Cendant Corporation (the "Company") announced that the second quarter earnings release would be on Thursday, August 13. At that time, the Company will also release financial results for the first six months of 1998 plus summary restated financial results for the four quarters and full year of 1997. In addition, on August 13, the Company will release its final estimates of the aggregate impact on 1996 and 1995 net income of accounting irregularities and accounting errors.

The Company also  announced  today its notice  requirements  for  submission  of shareholder proposals for consideration at its 1998 annual meeting of shareholders which was rescheduled for October 1, 1998. In order for shareholder proposals to be considered for inclusion in the Company's proxy statement relating to the annual meeting under Rule 14a-8 of the Securities Exchange Act of 1934, such proposals must be received by the Company no later than the close of business on August 14, 1998. In order for shareholder proposals submitted outside Rule 14a-8 (which includes proposals that the regulations under the Securities Exchange Act of 1934 generally do not require to be included in the the Company's definitive proxy statement for its annual meeting) to be timely within the meaning of Rule 14a-4(c) under the Securities Exchange Act of 1934 and for purposes of the Company's by-laws, such proposals must be received by the Company no later than the close of business on August 7, 1998.

The information set forth in the press release attached hereto as Exhibit 99.1 is incorporated herein by reference in its entirety.


Item 7.   Exhibits

Exhibit
   No.            Description

3.1               Amended and Restated By-Laws.

99.1 Press Release: Cendant Sets Earnings Release Date, dated August 4, 1998.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CENDANT CORPORATION



                                       By:  /s/  James E. Buckman
                                                 James E.  Buckman
                                                 Senior Executive Vice President
                                                 and General Counsel



Date: August 4, 1998

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                  Report Dated August 4, 1998 (August 4, 1998)


                                  EXHIBIT INDEX


Exhibit No.       Description

3.1               Amended and Restated By-Laws.

99.1              Press Release: Cendant Sets Earnings Release Date, dated
                  August 4, 1998.